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                                                                    Exhibit 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report (and to all reference to our Firm) incorporated by reference in this registration statement.


                                                  /s/  Arthur Andersen, L.L.P.

Cleveland, Ohio
October 8, 1999

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